                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

Form N-1A                                                          File #2-74436
                                                                   File 811-3287

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      ( )

Pre-Effective Amendment No. _____                                            ( )

Post-Effective Amendment No. 22nd                                            (x)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              ( )

Post-Effective Amendment No.22nd                                             (x)

                        (Check appropriate box or boxes)
                           NEW ALTERNATIVES FUND, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

150 Broadhollow Road, Suite 306     Melville, New York                     11747
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (631) 423-7373
--------------------------------------------------------------------------------
              *(Registrant`s Telephone Number, including Area Code)


                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:   See Below

It is proposed that this filing will become effective

________ immediately upon filing pursuant to paragraph (b)
___X____ on April 30, 2004 pursuant to paragraph (b)
________ 60 days after filing pursuant to paragraph (a)
________ on April pursuant to paragraph (a) of rule (485)

                             (Check Appropriate Box)

                                [IMAGE OMITTED]


                                   PROSPECTUS
                              DATED APRIL 30, 2004







                          NEW ALTERNATIVES FUND, INC.

                 150 Broadhollow Road, Melville, New York 11747
                   Telephone 1-800-423-8383 or 1-631-423-7373






          New Alternatives is a mutual fund seeking growth investment in various industries that are oriented to a clean environment with a SPECIAL interest in Alternative Energy

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.








                           PRINTED ON RECYCLED PAPER

                               TABLE OF CONTENTS

SUBJECT                                                                     PAGE

Fund Investments, Goals, Policy and Strategy ..............................    3

Special Interest - Alternative Energy .....................................    3

Main Risks of Investing in the Fund .......................................    3

Is This Fund for You? .....................................................    4

Average Annual Returns Bar Chart and Tables ...............................  4,5

Fees and Expenses of the Fund .............................................    5

Maximum Sales Charge ......................................................    5

Annual Fund Operating Expenses ............................................    5

Effect of Operating Expenses ..............................................    5

Investment Objectives and Strategy ........................................    6

Investment Formula ........................................................    6

Fund Definition of Alternative Energy .....................................    6

Alternative Energy: The Area of Special Interest ..........................    7

Related Products and Technologies in Which We Invest ......................    7

Illustrations of Problems and Advantages in Areas of Investment ...........  7,8

The Investment Manager and Advisor, Portfolio Managers ....................    8

How to Purchase Shares ....................................................    9

Pricing Shares ............................................................    9

Minimum Investment, Minimum Subsequent Investment .........................    9

General Restrictions ......................................................    9

Sales Loads Break Points ..................................................    9

Reduction or Modifications of Charges .....................................    9

Sales Charge Exemptions ...................................................   10

Transfer of Shares ........................................................   10

Redeeming Shares ..........................................................   10

Signature Requirements ....................................................   10

Dividends and Distributions ...............................................   11

Taxes .....................................................................   11

Transfer Agent ............................................................   11

Privacy ...................................................................   11

Financial Highlights ......................................................   12

Fund Application Form .....................................................13,14

               FUND'S INVESTMENT OBJECTIVES STRATEGIES AND GOALS

Similar to many funds, the Fund seeks long-term capital gains by investing in common stocks. Investments are in a wide range of industries and in companies of all sizes.

New Alternatives Fund investment policies are materially different from other funds.

A: Most of this Fund's investments will be in companies that provide a contribution to a clean and sustainable environment.

B: There is a special interest in alternative energy. Alternative energy means production and conservation of energy by means which reduce pollution and harm to the environment; particularly when compared to conventional coal, oil or atomic energy. See page 6 for more information.

C: Companies with non-discriminatory practices at all levels of their work force are sought.


SPECIAL INTEREST ------------>> ALTERNATIVE ENERGY

The Fund's goal is to invest 25% or more of assets in companies involved in alternative energy. That percentage may not always be achieved. There are presently a limited number of companies from which to choose.


                      MAIN RISKS OF INVESTING IN THE FUND

All mutual funds have a level of risk that comes from changes in the market and changes in the economy. Fund shares will fluctuate in value. Losses are possible.


New technologies may be feasible, but not cost effective. The Fund may not choose among them wisely. Interest in achieving a clean environment may diminish.


Investments in alternative energy and companies with environmental products are subject to political priorities and changing government regulation.


Reduced prices for recycled products can result when there are less expensive competing virgin materials available, causing companies collecting or using recycled materials to have reduced income.


There are risks from a failure to enforce environmental law. For example, should the government reduce environmental regulation or its enforcement, then companies that produce products designed to provide a clean environment, in which we invest, are less likely to prosper. Potential advantages of alternative energy may be slow in development and recognition.


See "Illustrations of Problems and Advantages in Different Areas of Investment", starting on page 7.

Part of the Fund portfolio may include small developing companies where risks are normally higher.


The Fund may invest up to 35% of its assets in securities of foreign companies. Foreign investment has risks arising from currency fluctuation, tax and political changes. This disclosure of risks is not complete. There are risks which cannot yet be envisioned.


An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             IS THIS FUND FOR YOU?


This Fund's shares are not for investors seeking a high level of current income or safety. Investing in this Fund is not a complete investment program.


This Fund may appeal to investors with an interest in alternative energy, environmental improvement and social responsibility. Please understand that social responsibility is a subjective concept that is interpreted by the managers. No company in which we have previously invested, to our knowledge, has tested its products on animals.


This policy reduces the number of companies from which choices can be made.


                        BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the New Alternatives Fund, Inc. by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund 's average annual returns for one, five and ten years compare to those of a broad-based securities market index. The returns in the bar chart do not include the effect of the sales charge which would have made the returns lower. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

The computations assume the reinvestment of all dividends and capital gain distributions. The information provides some indication of the risks of investing in the Fund. The bar chart does not reflect sales charges. If those items were included, the returns would be less than those shown in the chart.

[GRAPHIC OMITTED]

-3.7     19.5      13.3    11.1     -10   8.47    51.8    -12.42   -29.53   23.5
--------------------------------------------------------------------------------
1994     1995      1996    1997    1998   1999    2000     2001    2002     2003

DURING THE 10 YEAR PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 33.86% (QUARTER ENDING MARCH 31, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS -20.86% (QUARTER ENDING SEPT. 30, 2001).

      -------------------------------------------------------------------
      Average Annual                       2003        Five       Ten
      Total Returns                                    Years      Years
      Return Before Taxes                  17.65%      3.63%      4.53%
      After Taxes on Distributions         16.81%      2.73%      3.56%
      After Taxes on Distributions
      And Sale of Fund Shares              12.10%      2.84%      3.46%
      Russell 2000 Index*                  47.25%      7.13%      9.47%
      S&P 500 Index*                       28.69%      (0.57)%    11.07%

      *See Notes
      -------------------------------------------------------------------

NOTE 1: After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE 2: Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

NOTE 3: The Russell 2000 Index consists of the small US stocks. It is a widely recognized index. The S&P 500 composite price index is a widely recognized index of common stock prices.

NOTE 4: Fund results were calculated according to a standard formula. The formula requires that the maximum sales charge of 4.75% be deducted. Results would be higher if they were calculated at net asset value. The indices represent stocks. The indices are not managed and do not reflect sales charges, commissions or expenses.


                         FEES AND EXPENSES OF THE FUND

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

         Maximum Sales Charge as a percentage of the offering price .... 4.75%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


         Management Fee ................................................  .75%
         Distribution (12b-1) ..........................................  None
         Other Expenses* ...............................................  .64%
         Total Annual Operating Expense ................................  1.39%

*Other expenses include Fund operating expenses such as custodian, auditing and transfer agent expenses.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000.00 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes the maximum sales load and that your investment has a 5% return each year and the Fund's operating expenses remain the same. Your costs might be higher or lower, based on these assumptions your costs would be as indicated.

        --------------------------------------------------------
        1 year          3 years         5 years         10 years
        $605.30         $880.40         $1176.10        $2016.00
        --------------------------------------------------------

                       INVESTMENT OBJECTIVES AND STRATEGY

Investment Formula: There is no commitment to any formula in selecting investments such as favoring growth or value or any technical system. The Fund's Advisor selects securities for purchase or sale by subjectively balancing factors including the investment's relationship to the areas of interest and concentration. The Advisor assesses the perceived risk of the investment at a particular price. Attention is given to the perceived prospects for the company selected and its industry, with concern for economic, political and social conditions at the time. We consider expectations based on technology and skills of management.

The managers subscribe to a number of related trade publications relating to the Fund's area of interest. The managers review annual reports (Form 10K) and quarterly reports (Form 10Q) of companies as filed with the SEC. The managers review news about every company in which the Fund invests and examine various analyst reports and studies of sales and purchases of shares by company officers.

The managers examine financial reports and discuss questions with company officers. We collect news from general and financial publications. We solicit and use information and opinions of our shareholders, many of whom are knowledgeable about the technologies in which we invest.

Money awaiting investment in stocks is generally kept in US Treasury Bills. The Fund maintains modest amounts in socially concerned (federally insured) banks that are committed to serving community needs.


                     FUND DEFINITION OF ALTERNATIVE ENERGY

Alternative energy and renewable energy are overlapping and related concepts. Such energy saves natural resources. It is energy that is environmentally superior to conventional coal and oil.

The Fund does not include oil, and coal as presently used resources within its definition of solar and alternative energy. Alternative energy is cleaner. The Fund may invest in such companies when they are actively developing or producing such items as photovoltaics, fuel cells or developing other products and technologies related to the Fund areas of interest. There may be future technologies for the transformation of coal to a clean source of energy.

Wind, flowing water, energy conservation and geothermal heating are ancient but now employ new advanced technology.

Electricity produced by solar cells and fuel cells are relatively new. All of the technologies operate. The cost effectiveness of some of the newest technologies varies.

Atomic energy is not included as an area for alternative energy investment. There is a significant potential for accident or attack, unresolved radioactive waste disposal problems, excessive cost and frequent community opposition. There is increasing distress with the cost of dismantling atomic energy facilities as they mature or depreciate.

                ALTERNATIVE ENERGY: THE AREA OF SPECIAL INTEREST

Alternative energy and related products, are illustrated below:

         *a.  solar cells produce electricity from sunlight,

         *b. fuel cells produce electricity from hydrogen, which has been separated from hydrocarbons or from water by electrolysis,

         *c.  hydroelectric power is clean, but is limited by geography,

         *d. geothermal energy is produced by heat produced from sources below the earth's surface,

         *e. conservation includes insulation, energy efficient electrical equipment, and transportation such as electric vehicles, bicycles and railroads,

         *f.  recycling is a form of energy and resource conservation,

         *g. cogeneration uses a single fuel to produce, simultaneously, general use electricity and heat or cooling,

         *h. ocean energy can be and is produced from current and waves using reliable powerful resources that are brought to shore through cables,

         *i. wind produced energy is becoming more widespread and cost efficient.


              RELATED PRODUCTS AND TECHNOLOGIES IN WHICH WE INVEST

BATTERIES FOR SOLAR ENERGY: Solar cells depend on daylight to produce energy. Batteries are needed to store the energy. In some cases inverters are needed to convert direct current to alternating current.

NATURAL GAS is the cleanest of hydrocarbon conventional fuels. It is also the most promising current source of hydrogen for fuel cells.

RESOURCE CONSERVATION: Renewable biomass fuel saves resources. Lumber made from laminating cheap or waste wood or fast-growing trees is stronger than regular timber. It will help preserve hard wood forests. Paper made from fast-growing plants saves forests.

    ILLUSTRATION OF PROBLEMS AND ADVANTAGES IN DIFFERENT AREAS OF INVESTMENT

RECYCLING: When steel from the Far East pours into the U.S., the price of recycled metals and the companies that collect and process metal falls. When raw material price for plastic production becomes inexpensive, the demand for recycled plastic declines. As a decline in resource availability becomes visible, prices for the recycled plastic material rises.

CONVENTIONAL ENERGY PRICES can fluctuate widely. Oil supplies are finite. Alternative energy technologies are expected to advance when oil prices rise. When there is an abundant and inexpensive supply of oil, investors may neglect alternative energy.


There are variable levels of public anxiety about national energy independence and the desire for alternatives that foster energy independence. There are polluting effects from oil and coal as currently used. All these considerations impact the demand for alternative energy.


CLEAN AIR AND CLEAN WATER investment grow when there are water-based epidemics, acid rain, polluted streams, reports of asthma and allergies. It falters when federal, state and local commitment fades. There is a continuing contest between opposition to government regulation and clean air and water.

SOLAR (PHOTOVOLTAIC) CELLS are presently used and attractive in remote areas where there is no utility grid. The costs are getting lower and the cells more powerful each year. They are not presently competitive with utility electric production.

FUEL CELLS appear to be more efficient than conventional utility produced electricity and cleaner. The main by-product is drinkable water. Commercial use is barely beginning. The capital cost of fuel cells is presently much higher than the cost of conventional electric generating equipment. Choosing the best cells and the companies that produce them may prove difficult.

ENVIRONMENTALLY GROWN AND PROCESSED FOODS are enjoying a period of growth. Producers, distributors and retailers are prospering. Many of the products cost more. The growth may not survive a poor economy.

MORE ALTERNATIVES: The list of energy alternatives and environmental solutions cannot be exhaustive or the comments complete.

Technologies such as Ocean Energy, including ocean thermal variation, tidal movement and wave action to produce electricity are under development. There will be other new opportunities in new areas of alternative energy and new environmental products and technologies. The Fund will include them as they appear practical.

THE INVESTMENT MANAGER AND ADVISOR of the Fund is Accrued Equities, Inc. of 150 Broadhollow Rd. Melville, NY 11747. The company was founded in 1954 to advise the personal investment clients of then practicing lawyer Maurice Schoenwald.

The officers of the advisor are Maurice and David Schoenwald (father and son), who founded the Fund in 1982. The manager makes all investment decisions, provides office space, staff, telephone, administrative services, secretarial services, government regulatory compliance, information, preparation of documents and like services.

The management fee is 1% of the first $10 million of assets; .75 of 1% for the next $20 million; .50 of 1% for assets more than $30 million and .45 of 1% for assets more than $100 million. This amounted to .75% of net assets in 2003.

PORTFOLIO MANAGERS: The managers are Maurice and David Schoenwald. They were local, private practicing attorneys, personally interested in social and environmental matters. They have managed the Fund since its inception.

David has been a journalist and an attorney with Law Services (a poverty law agency).

Maurice has had experience teaching law, practicing commercial law, arranging various investments and writing about investment. They received financial and consultive assistance in founding the Fund, the first environmental and alternate energy fund, from friends and neighbors. Since founding the Fund, they have sought and received advice from shareholders. Such help and commentary are solicited during each quarter.

The portfolio managers are attentive to and influenced by shareholder commentary.

MORE INFORMATION: You can reach the Fund by phone at 1-800-423-8383. We can supply general information, details about Fund policy suitability, annual reports, statements of additional information and prospectuses.

HOW TO PURCHASE SHARES: On page 13 and 14 is an order form. Should you wish to open an IRA account or some other special account, please call the Fund and you will receive the forms. The order should be sent to our transfer agent addressed to New Alternatives Fund, Inc. c/o PFPC Inc., PO Box 9794, Providence RI 02940.

PRICING SHARES: Shares are priced once at the end of each business day on which the New York Stock Exchange is open for trading. Pricing is based on the market value of the shares in the Fund portfolio. That is currently at 4:00PM EST for American companies, but at varying times for foreign companies traded on foreign markets. Your purchase order will be priced at the market value, called NAV, next calculated after your order is received by the transfer agent, PFPC Inc. If markets change the time of closing for emergencies or new policies, the closing time for the Fund shall follow the revised standards.

MINIMUM INVESTMENT: The minimum initial investment in the Fund is $2,500.00 or $2,000.00 for retirement plans such as IRA's or similar plans.

MINIMUM SUBSEQUENT INVESTMENT: After the minimum initial investment you can add as little as $50.00 at any time through an automatic investment arrangement with your bank. If you do not use the automatic system, the minimum additional investment is $250.00.

AUTOMATIC INVESTMENT PLAN: You may open an automatic investment account after establishing an intial account. You can call the Fund for appropriate forms. You may authorize the automatic withdrawal of funds from your bank account with a minimum of $50 additional monthly investment. To begin participating in this plan send the forms along with voided check to the transfer agent.

GENERAL RESTRICTIONS: If your account falls below $1,000.00 or for any reasonable purpose such as government requirements, the Fund reserves the right to return to you the current value of your account.

The Fund reserves the right to refuse certain requests to purchase.


                     SALES LOADS BREAK POINTS (SALES LOADS)

Purchase                 Sales Commission as a            Sales Commission as a
Amount                   percentage of offering price     percentage of Net Asset Value
$2,500 to $24,999.99            4.75%                           4.987%
$25,000 to $99,999.99           3.85%                           4%
$100,000 or more                2.91%                           3%


REDUCTIONS OR MODIFICATIONS IN CHARGES ARE AVAILABLE:


1. SUBSEQUENT ADDITIONAL PURCHASES: If you add to your holdings and pass the threshold into larger category, the sales charge for the additional purchases will be at the reduced rate of the newly obtained category. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases.

2. PURCHASES MADE BY FAMILIES: Investors may combine family purchases into a single transaction to qualify for a reduced sales charge, however each family member must meet the minimum investment. This includes purchases by: spouses, children, parents, siblings, grandparents and family trusts.

It is each investor's responsibility to notify the transfer agent at the time of purchase of eligibility for such reduced sales charge. Attach a note to your order or call before making the order to assure your reduced arrangement.

SALES CHARGES EXEMPTIONS: People or institutions who may invest in the Fund without paying sales charges are:

A. Non Profit or Charitable Organizations (as defined in Section 501 (c) (3) of the Internal Revenue Code) investing $25,000 or more.

B. Clients of an Investment Advisor in the U.S. If the client is charged an ongoing fee by the investment advisor for advisory services.

C. Brokers who are purchasing for their own account who will not transfer their shares.

D. Officers and employees of the Fund and manager and their families.

Persons using the above privileges are obliged to note the facts on their order form. Calling the fund office in advance can help prevent errors.

TRANSFER OF SHARES: You may, without charge, transfer shares to co-owners, children,parents, siblings, spouse, family trusts, grandchildren, grandparents and estates. Other transfers are not authorized. You can always redeem shares (sell shares back to the Fund) for their then current value.

REDEEMING SHARES: You may redeem shares at any time. The pricing will be at the next net asset value per share calculated after the transfer agent receives your written request.

If the Fund has not collected payment for your purchase of the shares, they will delay payment for your redemption until payment for the shares is collected. Shares for which no payment is collected will be canceled without notice. Payment for redemptions of Fund shares is usually made within one business day, but no later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not cleared.

SIGNATURE REQUIREMENTS: The following helps protect the Fund and its shareholders against fraud. Requests for redemption must be in writing signed by the person or persons named in the account and addressed to New Alternatives Fund, Inc. C/O PFPC Inc., PO Box 9794 Providence, RI 02940. For overnight mail services: New Alternatives Fund, Inc. C/O PFPC Inc., 760 Moore Road, King of Prussia, PA 19406.

Signature (Medallion) guarantees are required. A medallion signature guarantee may be obtained from most domestic banks or trust companies, stock brokers, savings & loan associations, or other financial institutions which is participating in a medallion program recognized by the Securities Transfer Association.

Additional documents may be required for purchase and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. The transfer agent requires a medallion signature guarantee if the address of record has changes within 30 days of a redemption request.

If the amount redeemed is less than $2,500.00, the need for a guarantee may be waived if the proceeds go to the fund owners at their last filed address.

DIVIDENDS AND DISTRIBUTIONS: Once a year the Fund pays its shareholders dividends from net investment income received and distributes any net capital gains that it has realized. Your distributions will be reinvested in the Fund unless you instruct otherwise.

TAXES: The Fund expects to make distributions that will be taxed as ordinary income or capital gains. Fund dividends and distributions are taxable to most investors unless your investment is in an IRA or other tax-advantaged account. The dividends and distributions are taxed whether paid or reinvested. IRA accounts and like account holders pay taxes when you receive benefits. The tax status of your dividends and gains distributions will be detailed in your annual tax statement from the Fund.

TRANSFER AGENT: All Fund books and records are maintained by PFPC Inc., our transfer agent. They serve many mutual funds including large funds. The fund's transfer agent provides a confirmation statement after every transaction, an annual account statement relecting all transactions for the year, and tax information which will be mailed by January 31 of each year, a copy of which will also be filled with the Internal Revenue Service.

The transfer agent can tell you about the status of your account.
The transfer agent can be reached at 800-441-6580 or 610-382-7819.

PERSONAL PRIVACY: The Fund and its transfer agent have a policy of not releasing information about its shareholders without the shareholders permission except under legal requirements.

FINANCIAL HIGHLIGHTS: This table describes the Fund's performance for the periods indicated. "Total Return" shows how much your investment in the Fund would have increased or (decreased) during each period. It assumes you reinvested all dividends and distributions. These figures have been independently audited by Joseph Don Angelo, CPA whose report along with the Fund's financial statement is included in the annual report. These are available upon request.


                                 PER SHARE DATA

                              FINANCIAL HIGHLIGHTS

               STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

                  FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING*

                                Year End     Year End     Year End       Year End     Year End       Year End         Year End

                                12/31/03     12/31/02     12/31/01       12/31/00     12/31/99       12/31/98         12/31/97
NET ASSET VALUE AT
BEGINNING OF PERIOD              $ 24.21      $ 34.71       $ 41.29       $ 28.85       $ 28.54       $  32.07         $ 30.87
                                 -------      -------       -------       -------       -------       --------         -------
Investment Income                $  0.58      $  0.62       $   .75       $   .79       $   .66       $    .52         $   .64
Expenses                            0.37         0.37           .43           .42           .38            .37             .38
                                 -------      -------       -------       -------       -------       --------         -------
Net Investment Income               0.21         0.25           .32           .37           .28            .15             .26
Net realized and unrealized
gain (Loss) on investment           5.48       (10.50)        (5.45)        14.56          2.14          (3.22)           3.16
                                 -------      -------       -------       -------       -------       --------         -------
Total from Investment
Operations                          5.69       (10.25)        (5.13)        14.93          2.42          (3.07)           3.42
Distributions from net
Investment Income                   (.21)        (.25)         (.32)         (.37)         (.28)          (.15)           (.26)
Distributions from net
realized gain                      (0.00)       (0.00)        (1.13)        (2.12)        (1.83)          (.16)          (1.96)
                                 -------      -------       -------       -------       -------       --------         -------
Total Distributions                (0.21)       (0.25)        (1.45)        (2.49)        (2.11)          (.31)          (2.22)
Net change in net asset
value                               5.48       (10.50)        (6.58)        12.44           .31          (3.53)           1.20
Net asset value
as of end of the period          $ 29.69      $ 24.21       $ 34.71       $ 41.29       $ 28.85       $  28.54         $ 32.07
                                 =======      =======       =======       =======       =======       ========         =======
Total Return
(sales load not reflected)         23.5%       (29.5%)       (12.4)%        51.7%          8.5%           (10%)          11.1%
Net assets, end of period        $44,901      $36,723       $49,245       $52,773       $32,555        $33,021         $37,941
Ratio of operating expense
to net assets**                    1.39%        1.32%         1.14%         1.11%         1.13%          1.18%           1.15%
Ratio of net investment
income to average net
assets**                           0.82%        0.89%         0.87%         1.01%          .89%           .49%            .79%
Portfolio turnover                 32.7%        32.6%         29.3%         59.7%         87.3%          32.4%           53.9%
Number of shares
outstanding at
end of period***               1,512,199    1,516,709     1,368,171     1,211,783     1,058,230      1,156,952       1,111,377



                                Year End     Year End      Year End      Year End      Year End      Year End     First Seven
                                                                                                                       Months
                                12/31/96     12/31/95      12/31/94      12/31/93      12/31/92       12/31/91        4/30/83
                                                                                                                         ****
NET ASSET VALUE AT
BEGINNING OF PERIOD              $ 30.51      $ 28.14       $ 30.00       $ 29.95       $ 29.19        $ 24.62         $12.50
                                 -------      -------       -------       -------       -------        -------         ------
Investment Income                $   .73      $   .75       $   .72       $   .62       $   .62        $   .72         $  .38
Expenses                             .39          .40           .40           .33           .28            .29            .20
Net Investment Income                .34          .35           .32           .29           .34            .43            .18
Net realized and unrealized
gain (Loss) on investment           3.72         5.14         (1.43)          .58          1.10           5.86           3.08
                                 -------      -------       -------       -------       -------        -------         ------
Total from Investment
Operations                          4.06         5.49         (1.11)          .87          1.44           6.29           3.26
Distributions from net
Investment Income                   (.34)        (.35)         (.32)         (.29)         (.34)          (.43)          (.18)
Distributions from net
realized gain                      (3.36)       (2.77)         (.43)         (.53)         (.34)         (1.29)          (.19)
                                 -------      -------       -------       -------       -------        -------         ------
Total Distributions                (3.70)       (3.12)         (.75)         (.82)         (.68)         (1.72)          (.37)
Net change in net asset
value                                .36         2.37         (1.86)          .05           .76           4.57           2.89
Net asset value
as of end of the period          $ 30.87      $ 30.51       $ 28.14       $ 30.00       $ 29.95        $ 29.19         $15.39
                                 =======      =======       =======       =======       =======        =======         ======
Total Return
(sales load not reflected)         13.3%        19.5%         (3.7%)         2.9%          4.9%          25.6%          10.4%
Net assets, end of period        $35,549      $32,236       $28,368       $31,567       $28,896        $23,931         $  163
Ratio of operating expense
to net assets**                    1.21%        1.28%         1.30%         1.11%         1.04%          1.18%          1.08%
Ratio of net investment
income to average net
assets**                           1.04%        1.12%         1.04%          .96%         1.25%          1.74%          1.69%
Portfolio turnover                 51.2%       48.72%        33.00%        18.36%        13.10%         21.50%         74.50%
Number of shares
outstanding at
end of period***               1,038,561      965,769       984,847     1,026,460       945,006        776,974         10,592

   * All Adjusted for two for one share split on July 26, 1985 and January 2,
     1990
  ** Annualized and includes state taxes
 *** Shares immediately prior to dividend - Fund commenced operation on
     September 3, 1982
**** At this time the Fund was on fiscal year. Table for 1983-1990 is available on request. Deleted to make space.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                       APPLICATION FOR PURCHASE OF SHARES
--------------------------------------------------------------------------------

                         THIS IS A TWO PAGE APPLICATION

New Alternatives Fund, Inc.     Phone (800) 423-8383 for General Inquiries
c/o PFPC Inc. P.O. Box 9794     Phone (800) 441-6580 for Account Status
Providence, RI 02940

Overnight Mail: 760 Moore Road, King of Prussia, PA 19406

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account we ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see other identifying documents.

I hereby remit $_____________ ($2,500.00 minimum) to be applied toward the purchase of shares and fractions thereof of New Alternatives Fund, Inc. For IRA's see seperate application.

Please register the shares as follows:


(Please Print or Type Clearly)


1. ACCOUNT REGISTRATION (check one)


[ ] Individual                                                                            /      /
              -------------------------------------------------------------------------------------------
              First Name      Middle Initial         Last Name           Date of Birth:  MM    DD    YY

    Social Security Number
                          -------------------------------------------------------------------------------

[ ] Joint Tenants                                                                         /      /
                 ----------------------------------------------------------------------------------------
                 Tenant A. First Name    Middle Initial  Last Name       Date of Birth:  MM    DD    YY

[ ] Tenant A. Social Security Number
                                     --------------------------------------------------------------------

                                                                                        /      /
                -----------------------------------------------------------------------------------------
                 Tenant B. First Name    Middle Initial  Last Name       Date of Birth:  MM    DD    YY

    Tenant B. Social Security Number
                                     -------------------

[ ] Gift to Minors                                                                        /      /
                  ---------------------------------------------------------------------------------------
                  First Name of Cusdtodian   Middle Initial  Last Name   Date of Birth:  MM    DD    YY

    Social Security Number
                          ----------------------

    Under the State of:                            Uniform Gifts to Minors Act.
                       --------------------------

                                                                                           /      /
        -----------------------------------------------------------------------------------------------------
        First Name of Minor        Middle Initial   Last Name           Date of Birth:  MM    DD    YY

        Social Security Number
                               ------------------------

Other:  Please provide documents to evidence the existence of the entity as certified articles of incorporation, a government issued business license, partnership or trust agreement. Only first page and signature page of a trust is needed.

        --------------------------------------------------------------------------------------------------------
        (Name of Corporation, Partnership, TOD, Trust or Other)                     (Tax Identification Number)

                                                              /     /
        --------------------------------------------------------------------------------------------------------
        Trustee/Name of Fiduciary             Date of Birth:  MM    DD    YY        Social Security Number

        Date of Trust                                         TURN OVER PAGE FOR THE REMAINDER OF THE APPLICATION
                     -----------------------------

FOR ALL INDIVIDUALS, JOINT OWNERS, GIFTS TO MINORS, TRUSTS, CORPORATIONS, ETC.:

  CITIZENSHIP     U.S. Citizen      Resident Alien       Non-Resident Alien

Where there are one or more persons named, as where there are joint tenants, minors, trusts or corporations provide the above information for all persons. WHERE THERE ARE SEVERAL SIGNATURES:

If there are more than one authorized signers, please provide the information on a separate sheet and provide citizenship and related identification data for each.

     FOR NON-RESIDENT ALIEN (S):
                                ------------------------------------------------

     Government Issued ID Number
                                ------------------------------------------------

     Government ID Type (Passport, NRA Registration, etc.)
                                                          ----------------------

     Country of Issuance
                        --------------------------------------------------------

2. MAILING ADDRESS

     ---------------------------------------------------------------------------
     Street Address (P.O. Box is not acceptable)     City    State   Zip Code

     ---------------------------------------------------------------------------
     Joint Tenant or Minor's Street Address          City    State   Zip Code

     ---------------------------------------------------------------------------
     Duplicate Statement Mailing Address             City    State   Zip Code


3. TELEPHONE INFORMATION


     Daytime Phone #                              Evening Phone #                                E-mail
                    ----------------------                       ------------------------------        ----------------------------
                    Area Code    Telephone                        Area Code           Telephone         Optional


4. Employer (if any)
                    ----------------------------------------------------------------------------------------------------------------
                    (Name/Address requested by regulatory authorities)

5. SIGNATURE AND CERTIFICATION to Avoid Backup Withholding.
I have received a copy and read the Fund's Prospectus dated April
30, 2004. I understand that dividends and distributions will be reinvested in additional shares unless payment in cash is requested in writing.
I certify and affirm, under penalty of perjury, the above tax number is correct and that I am exempt from backup withholding, or I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or that the IRS has notified me that I am no longer subject to backup withholding. I am over the age of eighteen. The following is required by Federal
Tax Law to avoid backup withholding: By signing below, I certify under penalties of perjury that I am a U.S. person (or a U.S. resident alien). Strike out the item that is not applicable.

[ ] Check box if you have been notified by the IRS that you are subject to backup withholding.

X                                        X
---------------------------              ---------------------------------------
Signature of Applicant/Date              Signature of Joint Owner, if any/Date


MAIL THIS FORM, when completed, to New Alternatives Fund, Inc., c/o PFPC Inc., P.O. Box 9794, Providence, RI 02940, together with a check payable to the order of New Alternatives Fund, Inc., drawn in US currency on a bank in the United States.

--------------------------------------------------------------------------------
           To be completed by Broker or Investment Advisor - If any.


Firm's Name           Representative's/Advisory's Name                   Number
--------------------------------------------------------------------------------

                       This Page Intentionally Left Blank

More Information is available:


A. There is a Statement of Additional Information, referred to as SAI. This provides details of Fund organization, rules, officers, directors, history, limitations on types of investment and policies. The SAI is considered incorporated by reference to the prospectus and is considered a part of the prospectus.

B. Annual and Semi-Annual Reports to Shareholders contain a discussion of the market conditions and strategy that significantly affected the Fund's performance during its last fiscal year. It also lists portfolio holdings at the end of the year.

To obtain all or any of this information or other information about the Fund without charge contact:

By telephone: Call 1-800-423-8383

By mail: New Alternatives Fund, 150 Broadhollow Road, Melville NY 11747

On the Internet: Text-only versions of Fund documents can be viewed online or downloaded from: SEC -- http://www.sec.gov

At the SEC you can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC. (Phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

The Fund SEC file number is: 811 - 3278


                                 [LOGO OMITTED]

                           PRINTED ON RECYCLED PAPER




                                NEW ALTERNATIVES
                                   FUND, INC.








                                [IMAGE OMITTED]




                                   PROSPECTUS



                                 APRIL 30, 2004

ITEM 10                                                            File 811 3287
                                                                          Part B

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 30, 2004

                           New Alternatives Fund, Inc.
                         150 Broadhollow Road, Suite 306
                            Melville, New York 11747
                           631 423-7373 : 800 423-8383

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of New Alternatives Fund, Inc., dated April 30, 2004. The Fund's most recent Annual and Semi-Annual Financial Reports are separate documents and are incorporated by reference to this Statement of Additional Information.

Copies of the prospectus and Financial Reports are available, without charge. Requests should be made by calling the Fund at the above listed number, or by writing to the Fund.

                                TABLE OF CONTENTS

                       STATEMENT OF ADDITIONAL INFORMATION

                                                          Page  Cross Reference
                                                                to Prospectus
History of the Fund ...................................   B-2
Description of the Fund and its Investments and Risks .   B-2
Management of the Fund ................................   B-5
Control Persons and Principal Holders of Securities ...   B-10
Investment Advisor and Other Services .................   B-10
Brokerage, Allocation and Other Practices .............   B-14
Description of Shares .................................   B-15
Purchase, Redemption and Pricing of Shares ............   B-16
Taxation of the Fund ..................................   B-18
Underwriters ..........................................   B-19
Investment Results and Related Statistics .............   B-19
Fund Proxy Voting Policy ..............................   B-20
Ethics Code for 2003 ..................................   B-21
Patriot Act ...........................................   B-26
Privacy of Consumer Information .......................   B-26
Financial Statement ...................................   B-27

ITEM 11


                               HISTORY OF THE FUND

The Certificate of Incorporation of the Fund was filed in New York, on January 17, 1978. The Fund was an inactive corporation until it commenced its activities as a mutual fund on September 3, 1982. The original name of the corporation, The Solar Fund, Inc. was changed to its present name on August 6, 1982.

ITEM 12


              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

                                 Classification

a) New Alternatives Fund, Inc. is an open-end management investment company known as a mutual fund. The Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer.

                        Investment Strategies and Risks

b) The Fund seeks long-term growth by investing in common stocks, and has a particular interest in stocks of companies in various industries oriented to a clean energy and the environment.

     The Fund will invest in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.

     The Fund may invest in stocks of smaller companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities or larger capitalization companies.

     Foreign Securities: The Fund may invest up to 35% of its assets in securities of foreign issuers. Investments in foreign securities may present risks not typically involved in domestic investments including political risk, risks of changing foreign currency values and different financial reporting systems, among other risks.

c)                        Fund Policies and Restrictions

     Concentration: The Fund has a special interest in Alternate Energy. The Fund concentrates at least twenty-five percent (25%), except during defensive periods, of its investments in common shares of companies, which have an interest in alternate energy. Alternative energy may be defined differently by various authorities. The Fund definition is shown in the prospectus.

                             Investment Restrictions

The following investment restrictions are deemed to be fundamental policies of the Fund. As such, the Fund may not, without the affirmative vote of a majority (as described in item c(2) below) of its shareholders:

1- Borrow money, except from banks for temporary or emergency purposes in an amount not in excess of five percent (5%) of the market value of its total assets (not including the amount borrowed). The Fund will not invest in portfolio securities while outstanding borrowing exceeds five percent (5%) of the market value of its assets. The Fund does not seek to borrow at all.

2- Purchase on margin or sell short or write or purchase put call or call options.

3- Pledge any of its assets except that up to ten percent (10%) of the market value of its total assets may be pledged in borrowing permitted by (1) above. The Fund does not seek to pledge any of its assets.

4- Lend any of its assets other than through the purchase of a portion of publicly distributed notes, bonds, negotiable certificates of deposit or other debt securities.

5- Underwrite or participate in any underwriting of securities, except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under the federal securities law.

6- Buy more than ten percent (10%) of the outstanding voting securities of any one issuer.

7- Buy securities of any company (including its predecessors or controlling persons) that has not been in the business for at least three continuous years if such investment at the time of purchase would cause more than ten percent (10%) of the total assets of the Fund (at market value) to be invested in securities of such companies.

8- With respect to seventy-five percent (75%) of its assets (at market value), invest more than five percent (5%) of such assets in securities of any one issuer, other than the U.S. Government, its agencies or instrumentality.

9- Buy or hold securities of any issuer if, to the knowledge of the Fund, any Officer, Director or ten (10%) shareowner of the Manager owns individually one-half (1/2) of one percent (1%) of a class of securities of such issuer and such persons owning one-half (1/2) of one percent (1%) of such class together own beneficially more than five percent (5%) of such securities.

10- Purchase securities of any other investment company, except as part of a merger, consolidation or other recognition.

11- Participate, on a joint or joint and several basis, in any trading account in securities.

12- Buy or sell any real estate, real estate mortgages, commodities or commodity contract.

13-  Issue senior securities.

14- Invest more than ten percent (10%) of its total assets (at market value) in securities the disposition of which would be subject to legal restriction or securities for which there are no readily available market quotations. The Fund does not seek to invest in any restricted securities or securities for which there are not readily available market quotations.

15- Will not engage in arbitrage or trade for the control or management of another company.

16- Invest more than thirty-five percent (35%) of its assets in securities of companies outside the United States.

17- Invest more than twenty-five percent (25%) of the Fund's assets in any single industry; excluding the solar and alternative energy industries as described in the "Investment Objectives" and "Choice of Companies for Investments" sections of the prospectus in which the Fund will always invest more than twenty-five percent (25%) of its assets excepting during defensive periods.

c(2) * A vote of a majority of outstanding securities shall be required, pursuant to section (13a) of the Investment Company Act for any major changes in policy or classification of securities or issuance of senior securities. A "majority" of outstanding voting securities is defined by
     Section 2 (a) (42) of the Investment Company Act of 1940 to mean the vote, at the annual or a special meeting of the security holders of such company duly called, (a) 67 per centum or more of the voting securities at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or
     (b) more than 50 per centum of the outstanding voting securities of such company, whichever is less.

d)                           Temporary Defensive Position

When computing compliance with the percentage restrictions recited in paragraphs
(1) through (17), changes in the values of the Fund's assets due to market action, which cause such value to be in excess of percentage limitations stated above, will not be considered violations of these restrictions.

For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as U.S. Government and agency obligations, certificates of deposit and time deposits.

e)                        Portfolio Turnover

There was no significant variation in the portfolio turnover rate during the past two years. For 2003 the portfolio turnover rate was 32.7%, compared to 32.6% in 2002. The Fund Manager would prefer to have no turnover rate and hold its shares indefinitely.

ITEM 13

                             MANAGEMENT OF THE FUND

As is true of most mutual funds, daily management is delegated by the Board of Directors to the Fund Manager, Accrued Equities, Inc.

a)                             CONTROLLING PERSONS
                        INTERESTED DIRECTORS AND OFFICERS

1                       2                    3                      4                    5 *                    6
Name                    Position(s)          Term of                Principal            Number                Other
Address                 Held with            Office and             Occupations          Portfolios            Directorships
and Age                 Fund                 Length of              During Past          In Fund               Held by
                                             Time Served            5 Years              Complex               Director

Maurice L. Schoenwald   Founder              All since 1982         Serving              No complex             Founder and
5270 Gulf of Mexico     Director             To the present         New Alterna-         One Portfolio          Secretary of
Drive, FL 34228         Chairperson                                 tives Fund                                  Accrued
Age 84                                                                                                          Equities, Inc.

David Schoenwald        Founder              Since 1982             Serving              No Complex             President of
Valley Court            Director             To the present         New Alterna-         One Portfolio          Accrued
Huntington Bay, NY      President                                   tives Fund                                  Equities, Inc.
Age 54

*There is only one portfolio. There is no complex. No director, except the two insider directors, oversees the single and only portfolio.

The inside officers and directors have no present enterprise, employment, position or commercial investment activity excepting to provide service to the Fund. Maurice on occasion does pro bono legal work. This is becoming less frequent because of increasing age and decreasing general legal knowledge.

                                             INDEPENDENT DIRECTORS

1                       2                    3                     4                         5 *                    6
Name                    Position(s)          Term of               Principal                 Number                Other
Address                 Held with            Office and            Occupations               Portfolios            Directorships
and Age                 Fund                 Length of             During Past               In Fund               Held by
                                             Time Served           5 Years                   Complex               Director

Sharon Reier            Director             Since 1982            Financial Journalist      No Complex            None
Coconut Creek, FL                            to the present        contributing to           One Portfolio
& Paris, France                                                    Business Week &
Age 56                                                             International Herald
                                                                   Tribune. Former
                                                                   Regional Editor
                                                                   Financial World
                                                                   Magazine: Former
                                                                   Editor with Board
                                                                   Room; Former
                                                                   Contributing Editor
                                                                   Institutional
                                                                   Investor; formerly
                                                                   staff of Forbes &
                                                                   American Banker.

*Dorothy Wayner         Director             Since 1982            President Dwayner/        No complex            None
East 58th Street        Audit Committee      (Since 2002)          Communications/           One Portfolio
New York, NY                                                       Advertising and
Age 66                                                             Publishing, NY.
                                                                   MBA-New York
                                                                   University: Member
                                                                   and former Officer
                                                                   and Board Director
                                                                   of Advertising Women
                                                                   of New York, a
                                                                   private
                                                                   organization;
                                                                   President
                                                                   Kaleidoscope Kids,
                                                                   Inc., a non-profit
                                                                   organization
                                                                   promoting creativity
                                                                   in middle school
                                                                   kids.

John C. Breitenbach     Director             Since 2000            History Teacher,          No complex            None
Delaware Avenue                              to the present        Town Planning             One Portfolio
Silver Bay, NY 12874                                               Administrator,
Age 48                                                             Village Volunteer
                                                                   Fireman, Clerk
                                                                   Warren County Family
                                                                   Court, Drafted storm
                                                                   water and water
                                                                   quality preservation
                                                                   Regulations for
                                                                   county and city and
                                                                   Lake George Basin
                                                                   Admitted to NY Bar,
                                                                   1999.

Preston Pumphrey        Director             Since 2003            Retired CEO and           No Complex            One
Syosset, NY 11747       Audit Committee      (Since 2002)          owner of Pumphrey         One Portfolio
Age 69                                                             Securities, a
                                                                   registered
                                                                   securities
                                                                   broker/dealer.
                                                                   Responsibilities
                                                                   included preparation
                                                                   of broker/dealer
                                                                   filings and audited
                                                                   annual reports.
                                                                   Former adjunct
                                                                   Professor of
                                                                   Finance, C.W. Post
                                                                   College. NASD
                                                                   Dispute Resolution
                                                                   Board of
                                                                   Arbitrators. A
                                                                   Director of American
                                                                   Red Cross in Nassau
                                                                   County, NY.

Murray E. Rosenblith    Director             Since 2003            Executive Director        No Complex            One
280 St. Johns Place                                                of the A.J. Mustie        One Portfolio
                                                                   Memorial Institute,
                                                                   an organization

Brooklyn, NY 11238                      concerned with exploration of the link
Age 53                                  between nonviolence and social change.
                                        Responsible for executive management and administration of non-endowing operating foundation, making grants to projects in the peace and social justice movement.
                                        Responsibilities included fund raising,
                                        management of investments, maintaining
                                        financial records.


 *There is only one portfolio. There is no complex. No director, except the two insider directors, oversees Portfolios.


1)                            Board of Directors

Under the laws of the state of New York, the Board of Directors of the Fund is responsible for fund policy.


2)                                 COMMITTEES

The Independent Directors act as a committee of the whole. They supervise the Fund. They authorize policy changes, nominate new independent board members, review agreements with the advisor and underwriter, review financial information and reports, review shareholder correspondence, review emergency plans, review education programs, review a agreements, review performance and ethical compliance.

There is an audit committee of two. Dorothy Wayner and Preston Pumphrey. There is an audit committee charter. In the operation of the Board of Directors, the independent audit committee members are financial experts as the term is defined in SEC rules on investment company audit committees. The audit committee met five times during the year. There is a nominating committee which includes all of the independent Directors and meets annually. The committee will consider independent director nominations recommended by shareholders. Recommendations mailed to the Fund will be forwarded to the nominating committee.

There is an executive committee, in existence since the creation of the Fund, consisting of the President and the Chairman of the Fund, which under the direction of the Board, prepares and files forms, prepares regulatory filings, writes reports and contacts other Directors when there may be a possible emergency. The executive committee is in daily communication. There are no other Committees.

None of the Directors have any role in managing other mutual funds or any management interest or financial interest in stock brokerage firms, banks or any other entity which may involve a conflict of interest. No Director of the Fund is a director or officer of any public company.

There are two interested persons. They are the President and the Chairperson. All the other Directors are independent Directors. The present Directors were founders of the Fund or persons nominated by the independent directors.


                               COMMITTEE MEETINGS


c)         Compensation Table for Fund Directors and Fund Paid Staff:

Fund Staff Earning More Than $60,000 from Fund:                  None-All Staff presently paid by manager
Annual Total Compensation of Each Director:                                      $500.00(1)
Income of Directors from other mutual funds:                                       None
Compensation from Fund of Directors part of manager:                               None

Retirement Benefits, Pension Benefits, Health Benefits and other advantages are not provided by the Fund for Staff or Directors:

                  Value of Director's Fund Holding of the Fund

                                                     Value of Equity Securities
                  Name of Director                    In the Fund (12/31/03)
                  ----------------                    ----------------------
                  Maurice Schoenwald                         $163,789.43
                  David Schoenwald                            140,789.86
                  Sharon Reier                                 26,053.69
                  Dorothy Wayner                               48,435.76
                  John Breitenbach                              2,076.22
                  Preston Pumphrey                             12,975.36
                  Murray Rosenblith                             3,695.75

                     Compensation of Directors and Officers

A five hundred dollar fee was paid to each "uninterested" Director by the Fund for the preceding year. The outside Directors will henceforth receive an additional five hundred dollars for attendance at the Fund's summer meeting, and audit committee members will receive an additional $500 a year. No other compensation is or was paid. Coach travel expense to director meeting which exceed 500 miles will be paid to the extent that the expense is incurred. Such reimbursement was paid in 2003 to Sharon Reier. No compensation was paid by the Fund to each "interested" Director and Officer. Interested officers and Directors and their staff are currently paid by the manager.

--------

         (1) Directors performing extra duties, such as in audit committee will receive additional compensation.

Fund staff are not paid or given any direct or indirect benefits by the Fund. All staff payments are by the Advisor, Accrued Equities, Inc.

d)                                 Sales Load

Certain categories of people or institutions may invest in the Fund without paying a sales charge. These include current and retired directors, officers and employees of the Fund or the Fund's advisor and their families. Share ownership by directors increases their interest in the Fund's well being and inspires shareholders as a result thereof.

Other categories of people or institutions whom may invest without paying a sales charge are: registered representatives of brokers distributing the Fund's shares who are purchasing for their own personal account; Non Profit or Charitable Organizations (as defined in Section 501 C(3) of the Internal Revenue
Code) investing $25,000 or more; and clients of investments advisors purchasing for their own accounts who are charged ongoing management fees for their advisors services. Persons in the above categories must make their status as such known to the Fund's transfer agent.
(See Prospectus).

e)              Personal Investment Policy and Code of Ethics

The Fund and Accrued Equities, Inc. have adopted a personal investing policy consistent with Investment Company Institute guidelines. There is a Code of Ethics. It is available without cost from the Fund. Call 1 800 423-8383. The Code permits the inside officers to invest in securities that may be purchased or held by the Fund. This is subject to the Fund's Code of Ethics. The outside directors are not party to investment decisions and are not subject to the regulations. (See Item II, page 21)

f)                          Proxy Voting Policies

The Fund has adopted a proxy voting policy relating to portfolio securities. Information about how the Fund voted its proxies is available, without charge, by calling the Fund (see Item I, page 20).


                               FUND RELATIONSHIPS

The Fund is an orphan. There is no family of investment companies. There is no complex of companies. There is no spouse, child and any dependent of any director connected with the Fund, excepting for the two interested Directors. They are Maurice (father) and David Schoenwald. They are respectively the Chairman and President of the Fund.

The principals of the advisor and the underwriter are the same. They are David and Maurice Schoenwald. They are the also the founders and President and Chairperson of the Fund and are insiders of the Fund.

            Accrued Equities Inc.: Its Shareholders and Its Officers

Maurice L. Schoenwald is Secretary and minority shareholder of Accrued Equities Inc., the Advisor. David Schoenwald is majority shareholder and President of Accrued Equities, Inc. David Schoenwald is Maurice's Son. Accrued Equities Inc., is the Fund's investment advisor and principal underwriter. David is a full time employee of Accrued Equities. Maurice is a part time consultant. There is an office secretary.


                              Nominations to Board

Nominations come from the Independent Directors. The Fund seeks quarterly comments from shareholders. Few suggestions for nominees come from shareholders. When one does come in it is reported to the independent directors. Because of the size of the Fund and its necessary frugality there are few candidates.

ITEM 14


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

There is no known controlling interest (meaning 25% or more) in the Fund, however, beneficial shareholders of Solomon Smith Barney own approximately 5% of outstanding shares. Neither officers or directors or any known shareholders or all the directors collectively or any bank, brokerage house or company appear to have any form of control.


                     SHARES OWNED BY DIRECTORS AND OFFICERS

Within 30 days of the filing of this document, the number of shares and percentage of the total number of shares owned by record or beneficially by the Directors and Officers of the Fund are respectively:

         Officers:

                  M. Schoenwald                               5,516.653
                  D. Schoenwald                               4,741.996

         Directors:

                  Sharon Reier                                  877.524
                  D. Wayner                                   1,631.383
                  J. Breitenbach                                 69.930
                  Preston Pumphrey                              437.028
                  Murray Rosenblith                             124.478

The combined total of shares of all Directors is: 13,398.992 which represents ..088 % of Fund shares.

The founders, Maurice and David Schoenwald, have influence with shareholders because of their history with the Fund, but their combined holdings are less than 1%.

ITEM 15


                      INVESTMENT ADVISOR AND OTHER SERVICES

                              a- Investment Advisor

The Investment Advisor/Manager is Accrued Equities, Inc. of 150 Broadhollow Road, Suite 306, Melville NY 11747. The telephone number is 631 423-7373. This is a New York Corporation, organized in 1954. Subsequently it had a sister corporation called Resale Accrued Equities with which it merged, and the surviving corporation, Resale Accrued Equities, Inc. then changed its name to Accrued Equities, Inc.

The original investment clients of Accrued Equities, Inc. were limited to legal clients of Maurice Schoenwald. Since 1966 the company has offered investments to the public.

The controlling stockholder and President of the Investment Manager is David J. Schoenwald. He is also serving as President of the Fund. David J. Schoenwald is presently serving as legal counsel to Accrued Equities, Inc. David J. Schoenwald is a member of the law firm of Schoenwald & Schoenwald P.C.

Maurice L. Schoenwald is Secretary and Vice President of the Investment Manager and Chairman of the Board of Directors of the Fund. He is a minority stockholder of Accrued Equities, Inc.

Under the Management Agreement, the Manager receives a monthly fee from the Fund at the following annual rates based on the average net assets of the Fund at the end of each month:

                  Annual Rate                    Assets
                  -----------                    ------
                  1%                             First $10 million
                  .75%                           Amounts over $10 million
                  .50%                           Amounts over $30 million
                  .45%                           Amounts over $100 million

For the year ended December 31, 2001 the Manager /Advisor received $354,980 for its advisory fee. For the year ended December 31, 2002 the Manager/Advisor received $310,441 for its advisory fee. For the year ended December 31, 2003, the Manager/Advisor received $297,364 for its advisory fees. At present the Manager is paying several expenses which would normally be charged to the Fund.

In addition to the management fee, the Fund pays other expenses incurred in its operation including, among others, taxes, brokerage commission, fees of directors who are not affiliated with the manager, securities registration fees, charges of custodians, shareholders services and transfer agent services, Blue Sky filing, dividend disbursing and reinvestment expenses, auditing and legal expenses, the typesetting costs involved in the printing of the Prospectus sent to existing shareowners, costs of shareowner's reports, and the cost of printing prospectuses for distribution to non-shareholders are paid for by the manager.

Under the Management Agreement, if total expenses of the Fund for any fiscal year, including the management fee, but excluding interest, taxes, brokerage commissions and extraordinary expenses excludable by state laws, exceed the applicable expense limitations set by states securities regulations in those states in which the company may make regular sales, the Manager will reduce its compensation by the amount by which such expenses exceed state limitations.

The Manager may, as required, lease at the expense of the Fund office space. Other Fund expenses include the cost of telephone equipment and usage, supplies and customary clerical and professional services including preparation of reports, forms, tax returns, distributions, shareholder inquiries, net asset valuations, bookkeeping and like services.

The Management Agreement was approved by the Fund's Board of Directors (including a majority of Independent Directors) on September 5, 2003. In approving the advisory/management agreement, the Directors considered the uniqueness of the Fund's, and its advisors, area of interest in clean energy and the environment. The advisors experience covering same, and the advisors management of costs of such a relatively small fund.

The Management/Advisory Agreement must be approved each year by (a) a vote of the Board of Directors of the Fund, or (b) a vote of the shareowners, and in either case, by a majority of the Independent Directors. Any changes in the terms of the Management Agreement must be approved by the shareowners. The Management Agreement automatically terminates upon its assignment. In addition, the Management Agreement is terminable at any time without penalty by the Board of Directors of the Fund or by a vote of the holders of a majority of the Funds outstanding shares (as defined above) on sixty (60) days notice to the manager and by the manager on sixty (60) days notice to the Fund.

                 Contract with Advisor and Principal Underwriter

The Advisor and Underwriter are the same company. The following considerations have been considered in the renewal of their contract. The company founded the Fund and paid, without reimbursement, all of the original expenses. They are frugal and operate at a low expense ratio for a small fund. Accrued Equities has been paying for the Funds office expense of all kinds. That has been done since the founding of the Fund.

They have performed their duties over 20 years without complaint from shareholders or regulators.

The were the first to provide an environmental and alternative energy fund. They have always had social issues under consideration.

They have resisted takeovers, movement to other companies and are dedicated to their program. They are free from any conflict of interest.

Their knowledge of environmental technology and alternative energy seems to be the highest of any fund in that area. Several funds copied their example. Many of them have since disappeared.

They were following technology such as fuel cells before it was possible to find such investments and the Fund presently owns shares of several such companies . They are now pursuing ocean energy technology, and the Fund now has one investment with an interest in wave energy.

                            b- Principal Underwriter

The principal distributor of the Fund is Accrued Equities, Inc. of 150 Broadhollow Road, Melville New York 11747. Fund shares are offered on a best efforts continuous basis. David and Maurice Schoenwald are Officers of Accrued Equities, Inc. and New Alternatives Fund, Inc.

                    c-Services Provided by Investment Adviser
                      & Fund Expenses Paid by Third Parties

As described in the prospectus, Accrued Equities, Inc. is manager and investment advisor providing services under the Advisory Agreement. Accrued Equities, Inc. manages the Fund's assets. d-Service Agreements

Custodian: The Custodian of the Fund is PFPC Trust Company, 8800 Tinicum Blvd. 3rd Floor, Suite 200, Philadelphia, PA 19153.

The Fund's cash and securities are kept with the Custodian. PFPC's Sub-custodian for foreign custody excepting foreign securities are held by Citibank NA. The Fund pays the Custodian pursuant to a regular schedule of charges based on a schedule agreed on from time to time by the Fund and the Custodian.

The Custodian attends to the collection of proceeds of securities sold by the Fund, collection and deposit of dividends and disbursements for the cost of securities.

Transfer Agent and Dividend Paying: PFPC Inc., 760 Moore Road, King of Prussia, PA 19406. The transfer agent, in addition to maintaining shareholder records, assists the Fund in meeting provisions of the anti-money laundering regulations.

For mailing orders or redemptions there is a separate address. It is New Alternatives Fund, Inc. c/o PFPC, Inc., P.O. Box 9794, Providence, RI, 02940. The overnight address is

New Alternatives Fund, Inc. c/o PFPC, Inc., 760 Moore Road, King of Prussia, PA 19406. This address serves as the Transfer Agent and Dividend Paying Agent for the Fund, pursuant to an agreement effective October 1, 1993. Telephone: 610 382-7819 or 800 441- 6580.

Fund accounting and pricing services are also provided by PFPC, Inc. Payments to PFPC and its predecessors over the past three years were as follows:

            Year         Custodian*       Transfer          Pricing &
                                           Agent           Accounting

            2003          $24,300          $49,850          $32,981
            2002          $22,264          $46,662          $39,820
            2001          $23,725          $43,800          $35,131

                      * INCLUDES PAYMENT FOR SUB-CUSTODIAN

There are a number of costs such as postage, printing, banking and related charges for which disbursements we are billed by the transfer agent. The total of these costs appear in our financial statements.

                               Independent Auditor

Joseph A. Don Angelo, CPA, 22 Jericho Turnpike, Mineola, New York 11501. The independent accountant provides audit services, review of tax returns, preparation and review of certain documents to be filed with the Securities and Exchange Commission. He has served the Fund since year 2000.

                             e- Dealer Re-allowance

Purchase Amount           Sales Commission     Dealer Re-allowance     Sales Commission
                         as a Percentage of    as a Percentage of     as a Percentage of
                           Offering Price        Offering Price         Net Asset Value
$2,500 to $25,000               4.75%                 4%                      4.987%
$25,001 to $100,000             3.85%                 3%                      4%
$100,001 or more                2.91%                 2%                      3%

ITEM 16


                    BROKERAGE, ALLOCATION AND OTHER PRACTICES

a) The primary consideration in all portfolio securities transactions is prompt and reliable execution of orders at the most favorable net price.

During the past three years the aggregate amount of brokerage commissions paid for purchases and sales of portfolio securities was: In the year 2000 $110,000.00; in the year 2001 $97,449.00; in the year 2002 $92,876.97; in the year 2003 $73,847.89.

b) Accrued Equities Inc. is a registered broker/dealer, but it will not engage in brokerage or equity securities of the type which would be included in the Fund's portfolio. No officer or Director of the Fund or its distributor is associated with any firm having an economic interest in general stock brokerage activities. The Fund has no affiliated brokerage firms or affiliation with the advisor or underwriter. Therefore there are no purchases or sales through affiliated entities.

c) The choice of a broker will be made by the Manager without benefit to any Director or controlling person. Allocation of brokerage transactions, including their frequency, will be made in the best judgement of the Manager and in a manner deemed fair and reasonable to the shareholders, rather than by any formula.

 d) However, as long as the primary consideration is satisfied, the Manager may give consideration in the selection of broker/dealers to the research provided (including analysis and reports concerning issuers, industries, securities, economic factors and trends) by such firms, and payment may be made of a fee higher than that charged by another broker/dealer if the manager deems such allocation of brokerage to be fair and reasonable to the shareholders.

e) The fund has no shares of brokerage houses.

ITEM 17


                              DESCRIPTION OF SHARES

The Fund's authorized capital is eight million (8,000,000) common shares of one dollar par value. There is only one class of shares.

Each share entitles the holder to one vote. Fractional shares have no rights. Share owners may vote for the election of Directors and all other appropriate and customary matters and participate proportionately in dividends of capital and net assets of the Fund on liquidation.

The common shares are fully paid and non assessable when issued, are redeemable in accordance with the provisions set forth under the heading "Redemption of Shares", and have no preference, pre-emptive or conversion rights. Fractional shares entitle the holder to the same redemption, dividend, distribution and other rights, excepting voting, as whole shares on a pro rata basis. No certificates are issued for fractional shares.

The Fund will not ordinarily issue certificates for common shares purchased. Certificates are generally unnecessary because (1) ownership of shares is evidenced by a confirmation advice after each purchase or redemption, indicating the amount invested and the purchase price per share or the amount redeemed and the redemption price per share, and the number of shares owned immediately after such transactions; and (2) redemptions and transfers may be transacted without the issuance of certificates.

Shares certificates are issued only upon the specific request of the shareowner made in writing. No charge is made for the issuance of shares certificates.

Shares may not be transferred without written permission of the manager, which is in the discretion of the manager and is generally limited to estates and gifts within a family.

At the discretion of the manager, accounts with a total value, at the time of notice, of $1,000 or less may be redeemed at net asset value by the company after 10 days notice by mail to the shareholder at the last address, which the shareholder provided to the Fund.

The common shares have non-cumulative voting rights so that the holders of more than fifty percent (50%) of the shares voting for the election of Directors can elect all the Directors and in such event the holders of the remaining shares voting for the election of the Directors will not be to elect any person or persons to the Board of Directors. A simple majority of those shares voted in person or by proxy participating in any duly called meeting on proper notice shall be sufficient to pass any resolutions, excepting as otherwise required by the Investment Company Act of 1940.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. Any dividends paid by the Fund from net investment income on its portfolio and any distributions of net realized capital gains will automatically be reinvested in whole or fractional shares of the Fund at net asset value on the record date unless a shareowner makes a written request for payments in cash.

If a shareholder makes a specific written request for dividends or capital gains distribution, such income or distribution payments, if any, will be paid in cash at least annually.

ITEM 18


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

HOW TO BUY SHARES: Shares of the Fund may be purchased by sending a Share Purchase Application and a check to New Alternatives Fund, Inc. C/O PFPC Inc., PO Box 9794, Providence, RI 02940. The application is on the last page of the prospectus.

The Fund's shares are sold directly by the Fund with the assistance of and at the expense of Accrued Equities, Inc., which is compensated for such assistance. All checks are to be made payable to New Alternatives Fund, Inc. Independent brokers also sell the shares of the Fund. Sales charges are the same irrespective of where or through whom you purchase. Social security numbers or tax numbers are required on the application.

The Fund and Accrued Equities Inc., the Fund's Principal Underwriter reserve the right to reject any purchase order for any reason, and reserves the right to redeem shares for any reasonable purposes, such as government requirements, or if the value of an account is less than $1,000.

Retirement Plans and IRA Accounts and all related forms of Accounts: Shares of the Fund may be purchased directly by existing retirement plans, which allow such investments.

In addition, qualified individuals may establish (with any provider of such accounts) an Individual Retirement Account ("IRA") or Roth IRA to be funded with shares of the Fund. The Fund has made arrangements with PFPC Trust Company, to act as Custodian for any IRAs thus created.

Automatic Investment Plan: Shareholders meeting the investment minimum may establish an automatic investment plan wherein periodic drafts from a checking or savings account are invested in the Fund, subject to the same sales charge recited in this prospectus. Such plan may be canceled by the Fund or the investor upon written notice to the transfer agent no later than 5 business days prior to a schedule debit date.

REDEMPTION OF SHARES: There is no redemption charge. Fund shares are redeemed upon tender of the written request of any shareholder, accompanied by surrender of share certificates, if issued. All certificates and/or requests for redemption tendered must be signed or endorsed by the shareholder or shareholders in whose name or names the shares are registered.

The Fund's Transfer Agent requires a signature guarantee under the Medallion Signature Guarantee Program. Most financial institutions can provide this signature guarantee service for their customers. Financial institutions, including commercial banks, savings banks, securities brokers, savings and loan associations, and many credit unions offer this service.

A guarantee may be waived.

Tender shall be made at the office of the Transfer Agent PFPC, Inc., P.O. Box 9794, Providence, RI 02940, or overnight mail to PFPC, Inc., 760 Moore Road, King of Prussia, PA 19406 (610 382-7819 or 800 441-6580).

The redemption price will be the net asset value of the Fund's shares next computed after the tender is received by the Fund's Transfer Agent. Payment of the redemption price will be made by a check drawn and issued in the U.S. within seven (7) days after receipt of the written request and certificates as described above, or if payment for the purchase of the shares to be redeemed has not been cleared by that time, the mailing of the redemption check may be postponed until proceeds of any check for the purchase price of the shares has been collected. If payment for shares are dishonored the Fund may cancel the purchase.

For further information, an interested person should call the Fund at 631 423-7373 or 800 423-8383.

                                 Offering Price

SALES CHARGE: The sales charge you pay when purchasing shares are set forth below. This and various other data are also in the prospectus.

NET ASSET VALUE: The net asset value of a Fund share is determined once daily as of the close of each day of trading on the New York Stock Exchange. Net asset value is determined by subtracting all liabilities of the Fund from the value of its total assets and dividing the resulting figure by the number of Fund shares and fractional shares outstanding.

Shares are purchased at the offering price next determined after the purchase order is received by the Fund's transfer agent. The price you pay for shares, the offering price, is based on the net asset value per share plus a sales load which is calculated once daily at the close of regular trading (currently 4:00 p.m., Eastern Time) each day the New York Stock Exchange is open. In unusual circumstances the Exchange has closed at a different time than the usual 4 p.m.

U.S.: When U.S. major markets change the time of closing or change the same for emergencies, holiday or new policies, the closing time for our Fund shall follow the conventional standards as determined by our Transfer Agent.

Foreign: The pricing of shares traded in foreign markets shall be at the closing of the market, in Greenwich time in such countries, closest to the closing time of US, exchanges, following the conventional standards as determined by our Transfer Agent.

In determining the Fund's net asset value, securities for which current market quotations are readily available are valued in the following manner: securities traded on national exchanges are valued at the closing sales price, or, if no sale occurred, at the last price traded. Over-the-counter securities for which no sales were reported on a particular day are valued at the last closing price. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors or the persons to whom the task is delegated by the Board of Directors. The Board will continue to review its overall methods of valuation to assure that all assets are properly valued.

The daily calculation of net asset value is performed by PFPC, Inc., which also serves as transfer agent.

ITEM 19


                              TAXATION OF THE FUND

Tax Status: The Fund will endeavor to qualify annually for tax treatment applicable to a regulated investment company under the Internal Revenue Code of 1954, as amended ("Code"). Pursuant to the requirements of the Code, the Fund intends to pay, at least annually, dividends representing substantially all of its net investment income. It also intends, at least annually, to distribute any realized capital gains. As a regulated investment company, the Fund will not be subject to the United States income tax on net ordinary income and net capital gains, which are distributed by the Fund, pursuant to the requirements of the "Code". The status of the Fund as a regulated investment company does not involve government supervision of management or of investment practices or policies.

For Federal income tax purposes distributions paid from the Fund's net investment income and net realized short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from long-term capital gain are taxable as long-term capital gains, whether received in cash or shares. However, shareholders not subject to tax on their income will not be required to pay Federal income taxes on amounts distributed to them. Shareholders will be notified annually as to the Federal tax status of dividends and distributions.

Subject to regulations of the Internal Revenue Service, the Act may require individuals who are shareholders of the Fund to include their pro rata share of the Fund's investment expenses (such as investment advisory fees), in addition to distributions received, in computing their taxable income. Should related tax law be amended, this provision shall be amended or deemed amended to be consistent with such modified law.


ITEM 20


                                  UNDERWRITERS

The aggregate underwriters commissions on sales of Fund shares during the fiscal year ended December 31, 2003 was a total of $81,596.20 and the amount retained by Accrued Equities was $42,197; for the year ended December 31, 2002 the total was $172,439 and the amount retained by Accrued Equities was $108,552. The aggregate underwriters commissions by the Principal.

ITEM 21


                    INVESTMENT RESULTS AND RELATED STATISTICS

The total return after deducting maximum possible one time (4.75%) sales charge for the one-year period ending December 31, 2003 was (17.65%). The average annual total returns for the five and ten year periods ended on December 31, 2003 were (3.63%) and 4.53% respectively, and 8.45% since inception of the Fund.

These Fund results were calculated according to a standard formula, which requires that the Fund reduce its performance by the maximum sales charge of 4.75%. Results of the Fund would be higher if they were calculated at net asset value.

The Russell 2000 Index represents a stock index. This index is not managed and does not reflect sales charges, commissions or expenses.

The managers believe and assert that because of the focus of the Fund on alternative energy, the environment and socially responsible concerns, there is presently no comparable fund and no properly applicable stock index.

 The average annual total return (T) is computed using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission:

                                  P(1+T)/n/+ERV

The following assumptions will be reflected in computations made in accordance with formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

To calculate total return, an initial investment is dividend by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year may also be computed utilizing ending values as determined above.

PERFORMANCE FIGURES:

                          Average Annual Total Returns

Periods Ending
December 31, 2002
                                  One Year      Five Years             Ten Years
                                                (or Life of Fund)      (or Life of Fund)
                                  --------      -----------=-----      ----------------
Return Before Taxes               (17.65%)          (3.63%)                 4.53%
Return After Taxes on
Distributions                     (00.00%)          (0.00%)                 0.00%
Return After Taxes on
Distributions and Sale of
Fund Shares                       (00.00%)          (0.00%)                 0.00%
---------------------------------------------------------------------------------------
Index                             (00.00%)          (0.00%)                 0.00%

(reflects no deduction for {fees,
expenses, or taxes})

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

*Total return is the return to an individual shareholder after paying the maximum sales charge.

Overall return gives the investment performance of the Fund. Overall return does not take into account payment of the sales charge. This return figure should be used for comparative purposes such as comparing the Fund's performance to published returns in newspapers and magazines.

I


                            FUND PROXY VOTING POLICY

The Securities Exchange Commission has proposed rules requiring investment companies to disclose the policies and procedures that they use to determine how to vote proxies relating to portfolio securities, and to file with the Commission and make available to their shareholders the specific proxy votes they cast. Funds are to disclose the policy in its Statement of Additional Information.

The Commission has also proposed a new rule under the Investment Advisors Act to require investment advisors to adopt and implement written policies and procedures:

A: It is the Fund's policy to vote proxies it receives from companies in its' portfolio.

B: The Fund votes for proxy items it perceives to be in the best interest of the fund and the Fund's objectives.

    Priorities are:
     i) the perceived well being of the Fund;
     ii) fair corporate governance;
     iii)  matters which promote clean energy and a clean environment;
     iv) non-discriminatory treatment of employees;
      v) oppose stock options for officers and directors.

C) A file will be created where copies of ballots will be maintained. Shareholders may hereafter obtain, on request, specific votes cast by the Fund concerning various issuers owned by the Fund.

D) David Schoenwald, with the advice of Maurice Schoenwald will be in charge of the program. In connection with the program, David Schoenwald advises that he is unable to understand all the potential stock option proposals and possible complex financial shenanigans thought up by the companies, but will do his best for the Fund's interests.

E) The Fund is unaware of any potential conflicts of interests it might have in connection with the proxy voting. We shall keep records as required by regulations.

II


                 ETHICS CODES FOR 2003 OF NEW ALTERNATIVES FUND,
                  FUND MANAGERS, ADVISORS AND FUND UNDERWRITERS
                             MARCH 14, 2003 RESTATED

This Code of Ethics is intended to minimize conflicts of interest, and the appearance of conflicts of interest, between the personnel of the Accrued Equities, Inc. and the Fund in the securities markets and compliance with applicable securities laws.

Background: There is only one Fund, New Alternatives Fund. There is a manager, Accrued Equities, Inc. The manager is also the advisor and the underwriter.

Fund Family: This Fund is called an orphan fund among those in the fund business. There is no association with other funds, no complex of funds, no stock classes and only one portfolio. There is no association with banks, brokerage houses, public companies or any group that could be seen as the basis for a conflict of interest.

The only business of Accrued Equities, Inc. is service to New Alternatives Fund.

HISTORY: Accrued Equities, Inc was founded by Maurice Schoenwald in 1954 to serve private clients of a then solo law firm. Starting in 1966 there were some public investments.

New Alternatives was founded by Maurice and David Schoenwald in 1982. For the early years of the Fund Accrued Equities Inc. was also the transfer agent. There are no sub-advisors.

The original Fund shareholders were friends and neighbors of Maurice who helped garner the original $100,000.00 required to start a fund. Maurice paid all expenses for starting with no remuneration. All the initial shareholders became members of the Board of Directors, except for two. One of the two was the Dean of a law school. He became counsel to the Fund. No charges or fees were paid to the Dean. The other became an adviser in managing cash. He had just retired as a Treasurer of a publicly traded major retail company. He did not charge for any service. He did not render much service. He recommended Treasury Bills for unused cash. His estate redeemed his shares. Neither had inside knowledge. The Dean has since retired. He is no longer a shareholder. His services have never been called on since 1982, except to confirm that the Fund is a duly registered New York corporation. He has never charged anything or been paid anything, directly or indirectly. Legal questions such as preparing this document are prepared by Maurice and David Schoenwald without any charge.

WHO MANAGES THIS SMALL FUND?

Only two persons, currently, serve all of the functions listed in the title of this report. They are: David Schoenwald President of the Fund and CEO of the Advisor and Underwriter and Maurice Schoenwald, now 84 years of age, who is a part time consultant and Chairman of the Fund. Both are now portfolio managers who operate by consensus. They are not paid by the Fund. They are paid by Accrued Equities, Inc. The office receptionist and secretary is also paid by Accrued Equities, Inc.

Maurice was mostly a neighborhood lawyer with some special SEC experience; David had been a newspaper reporter and then served (with his mother who served as senior social worker for the firm) with Law Services, a law firm for the poor.

ACCESS TO INFORMATION: Who has access to choosing stocks and choosing to sell stocks of the Fund? By choice the independent directors have decided not to be a part of that activity. They therefore cannot choose to make investments with help from close or early Fund information. There are no other access persons in all of the entities listed above, as access persons are defined under Rule 17j-1. Should or when this status changes, the rules will need to be revisited.

DAVID AS AN INVESTOR: David rarely invests in stocks. At this time, and for several years previous his only stock investment has been in our Fund shares. He also owns less than 100 shares of a utility given to him by his father when he was a teenager.

MAURICE AS AN INVESTOR: Maurice has always been self employed excepting for a few years (1942 - 1945) in the Navy and a few semesters of teaching as an adjunct professor. Most of his living comes from dividends of a wide variety of stocks which he has owned for a long time.

The items which are listed below that have been the same as those held by the Fund were purchased by Maurice many years ago.

They are investments in IRA accounts are without a specific date. The brokerage houses began showing the date of purchase in Maurice's IRA accounts after 1990, when they were transferred to the brokers.

Maurice's IRA Items were not dated before1990. Because the date of purchase is of no importance in an IRA account there was no effort made to check out the date of purchase. Personal, non IRA, holdings are all dated.

The holdings are Nicor, more than 10 years ago; Linear Technology (1994), New Jersey Resource Corp. (1990); Fuel Cell Energy (1993); International Rectifier
(1996); Atmos Energy, more than 10 years ago. Susan (Maurice's wife) has Piedmont Natural Gas 1983. There of course will be changes in years to come. The changes will be required to comply with the Fund Code of Ethics. The above listings complied with the Code of Ethics before there was a written Code of Ethics.

Neither of the present two access persons, Maurice or David, has ever borrowed or loaned his shares, sold short, traded options or used puts. Nor has the Fund ever engaged in such activities.

Neither Maurice or David has ever been challenged for unethical conduct as lawyers or as officers of a mutual fund or in any other capacity.

THE CODE: It is appropriate that there be a Code of Ethics. The Securities Exchange Commission (SEC) also desires such a code.

GENERAL: 2. Prohibited Securities Transactions. No Access Person shall employ any device, scheme or artifice to defraud the Fund; make any untrue statement of a material fact to the Fund or omit to state to the Fund a material fact or engage in any act, practice or course of business which would operate as a fraud or deceit upon the Fund; or engage in any manipulative practice with respect to the Fund.

BLACKOUT PERIODS: The securities which are the subject of these rules are the stocks invested in by the Fund. Treasury Bills which the Fund uses among other things as a place to store cash and socially responsible federally guaranteed banks and other banks are not the subject of this Code. Stocks not the subject of Fund investment or consideration are not part of the Code.

The fund rule requires that any transaction of Access Persons in shares that the fund is purchasing or selling or considering the purchase or sale will not take place until the fund has completed its transaction. They will also not take place within the same week.

LIMITED OFFERINGS: There have been offerings limited made to the Fund base upon purchases made upon the exercise of rights distributed by an issuer on a pro rata basis to all holders of a class of its securities. Sales of any such rights so acquired are not limited offerings because they are available equally to all existing shareholders.

Limited offerings in the form of gifts or bargains to insiders or "good customers" are not acceptable.

It is further declared that neither of the interested persons shall take an action or employment or material benefit that could be seen as a conflict of interest.

They shall not receive any compensation, directly or indirectly from any issuer other than the New Alternatives Fund without the approval of the Board of Directors.

SHORT-TERM TRADING: Neither of the Access Persons have ever engaged in short term trading (in and out within 60 days). Unless an exception is approved, there will be no short term trading by Access Persons that relate to Fund investments.

SERVICE AS A DIRECTOR OUTSIDE THE FUND OR THE FUND MANAGER: No Access Person has ever been offered a directorship. If such a position was offered, it would be considered. If such a position were offered, the person would be obliged to consult and obtain approval of the independent directors.

REPORTS: Each Access Person will have a copy of his portfolio sent to the office for inspection at least quarterly. A copy of all confirmations shall be sent to the Fund office as soon as transmitted.

The fund rule is that each Access Person will have his portfolio, if any, available for inspection at the Fund office quarterly. A written summary report of relevant (covered) transactions shall be provided each year to the independent directors. Reports shall include price, broker, name and type of securities, date of transaction.

After the reports of the portfolio of Maurice, including IRA accounts, and his wife are received at the fund office for inspection, they are sent to Maurice if he is out of the state of the office location. They are returned to the office when he returns to the state. This includes confirmations.

These rules apply to the Fund, the manager, advisor and underwriter (which in this case involves the same two persons).

It is further declared that neither shall take an action or employment that could be or seen as a conflict of interest.

GIFTS: Any gifts or gratuities from companies that are in business connection with the Fund received in any 90 day period from any one person or business entity, or several related persons or business entities, having an aggregate fair market value of more than $150 shall be reported to and considered by the Board of Directors.

SANCTIONS: Any violations of this Code will be reported to and subject to review by the Board of Directors. (a) If the Board determines that a violation of this Code has occurred, they may impose such sanctions as is deemed appropriate, including, among other things: (i) a letter of censure, (ii) forfeiture of any profit made or loss avoided from a transaction in violation of this Code, or (b) Any Access Person subject to any sanctions imposed by the Review Person under this Code shall be entitled, upon request made within 60 days of the imposition of such sanctions, to a complete review of the matter by the board of directors.

RECORDS: The Adviser shall maintain records in the manner and to the extent set forth below, and shall be available for examination by representatives of the Securities and Exchange Commission ("SEC"):

A copy of this Code and any other code which is, or at any time within the past five years has been, in effect shall be preserved in an easily accessible place; A record of any violation of this Code and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs. A copy of each report made pursuant to this Code shall be preserved for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place. A list of all persons who are required, or within the past five years have been required, to make reports pursuant to this Code shall be maintained in an easily accessible place; and a record of any decision, and the reasons supporting the decision, to approve the acquisition by an Access Person of securities under Section 5(a) shall be preserved for a period of not less than five years from the end of the fiscal year in which the approval is granted.

CONFIDENTIALITY: All reports of securities transactions and any other information filed pursuant to this Code shall be treated as confidential, except to the extent required by law.

Maurice Schoenwald
Chairperson of New Alternatives and
Minority Shareholder of Accrued Equities, Inc.

                               RECENT REGULATIONS:


III


                                   PATRIOT ACT

                          (Anti-money Laundering Laws)

We are and shall continue enforcing the anti terror regulations, money laundering regulations, certification regulations. The time and effort of these new requirements is considerable, particularly for a small fund. The Fund retains PFPC, Inc. to provide services in these areas.

IV


                         PRIVACY OF CONSUMER INFORMATION

Consumer Privacy Information: The Fund has a policy of protecting shareholder information. This Fund has never participated in revealing information about its shareholders, except at the request of a shareholder. For example, if the shareholder is applying for a mortgage and lists his assets and then requests that a confirmation be sent to the bank. The Fund uses an outside transfer agent who keeps shareholder records. The transfer agent has been instructed to carry out the Fund policy.

This is a one fund family. No Director or Officer has any connection with another fund or a stock brokerage house or bank or insurance company, excepting Director Preston Pumphrey who retired from his own stock brokerage firm, remains a "registered person" with the successor to the firm from which he retired. It does not contemplate such action.

The exceptions are:

1. Information will be given at the request of the shareholder.

2. The Fund uses an outside transfer agent who keeps shareholder records. The transfer agent has been instructed to carry out the Fund policy.

3.  Requests of various government agencies, including the IRS.

ITEM 22


                               FINANCIAL STATEMENT
                    (See December 31, 2003 Financial Report)

                            PART C: OTHER INFORMATION
                                    (4/30/04)

                                                                    File 2 74436
                                                                   File 811 3287

                           NEW ALTERNATIVES FUND, INC.

ITEM 23


2                       FINANCIAL STATEMENTS AND EXHIBITS

a- (1) Charter is now in effect. Exhibit #1 (previously filed through Edgar system. See Post- Effective Amendment No. 16 filed April 1997).

b- (2) By-Laws, Exhibit #2 (previously filed through Edgar system. See Post-Effective Amendment No. 16 filed April 1997).

c- (3) Instruments Defining Rights of Security Holders. See Items (a) and (b) above, as well as Part A and B of this Registration.

d- (5) Copy of Investment Management Agreement. Exhibit #4 (previously filed through Edgar system. See Post-Effective Amendment No.16 filed April
        1997).

e- (6) Copy of Underwriting Agreement. Exhibit #5 (previously filed with Amendment(s) through Edgar system. See Post-Effective Amendment No. 16 filed April 1997).

f- (7)  Bonus or Profit Sharing and related plans.  None.

g- (8) Copy of Custodian Services Agreement - (PFPC Trust Company; May 1, 2000) (previously filed Amendment No. 21 April 2002).

h- (9) Copies of Materials Agreement - (previously filed herein for through Edgar. See Post- Effective Amendment No. 17 filed March 1998). The agreements below have been assigned by First Data Investor Services Group, Inc. to PFPC, Inc.

        A. Transfer Agent: First Data Investor Services Group, Inc.
        B. Accounting Services: First Data Investor Services Group, Inc.
        C. Custody Administration: First Data Investor Services Group, Inc.

i- (10) Opinion of Counsel.  Exhibit #6 (filed with 24F-2 statement).

j- (11) Other Opinions and Consents. Consent of Independent Auditor Joseph Don
        Angelo CPA filed herewith.

k- (12) Financial Statements.

l- (13) Copies of agreements in connection with original capital. Exhibit #9
        (previously filed).

m- (14) Copies of 12b-1 plan.  None.

n- (15) Rule 18F-3 plan.  None.

o- (16) N/A

p- (17) Code of Ethics (filed with Part B).

ITEM 24


           PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

This section is not applicable, excepting that David J. Schoenwald is the controlling (75.33%) stockholder of Accrued Equities, Inc.. Maurice L. Schoenwald is a minority (24.67%) stockholder of Accrued Equities, Inc. Maurice
L. Schoenwald is Vice President and Chairman of the Board of Directors of the Fund and owns 5516.653 shares or .036% of the Fund of record and beneficially. David J. Schoenwald, President of the Fund and the son of Maurice L. Schoenwald owns 4741.996 shares or .031% of the Fund.

New Alternatives Fund, Inc (the Fund) and Accrued Equities, Inc. (the Manager/Advisor and Principal Underwriter) are New York Corporations.

There is only one class of securities, common stock, at one dollar par value. There were 3177 holders of record of such shares on December 31, 2003.

ITEM 25


                                 INDEMNIFICATION

In the event of a claim in connection with the securities registered, the registrant will, unless in the opinion of Counsel the matter may be settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not indemnification is consistent with public policy as expressed in the securities laws that may be applicable and will be governed by the final adjudication of such issue.

On September 1, 2003 customary Directors and Officers Insurance was renewed with Twin City Fire Insurance Company (Hartford Specialty Company). Such insurance policy requires and provides that the company (Fund) have in effect by-laws and resolutions or provisions providing for indemnification to the Insured permitted and or required under applicable law. The Board of Directors approved all change in documents necessary to obtain such insurance. The Board of Directors, ratified the Fund's insurance selection at the directors meeting on September 5, 2003. There are now in effect provisions for indemnification of officers and directors to the extent permitted or required under all applicable laws, including requirements of the Securities Act of 1933 and all of the rules and regulations thereunder.

ITEM 26


            BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

David J. Schoenwald is President of Accrued Equities, Inc. and an attorney licensed in the state of New York. The business address of Accrued Equities, Inc. and David J. Schoenwald is 150 Broadhollow Road, Suite 306, Melville, NY 11747. Maurice L. Schoenwald, is Secretary of Accrued Equities, Inc. and a largely retired attorney in private practice in Florida.. Accrued Equities, Inc. has managed in the past real property, loans, mortgages and has been a broker-dealer in investment contracts and a broker of investment contracts for receiverships initiated by the Securities and Exchange Commission. The residence and business address of Maurice L. Schoenwald is 5270 Gulf of Mexico Drive, Unit 503, Longboat Key, FL 34228.

ITEM 27
                             PRINCIPAL UNDERWRITERS

The only underwriter is Accrued Equities, Inc.. Its relationship and history are described in the Prospectus. There are no other underwriting relationships. The President and majority shareholder of the underwriter is David J. Schoenwald of 150 Broadhollow Road, Suite 306, Melville, NY 11747. He is also the President of the Fund. The Vice President and minority shareholder of the underwriter is Maurice L. Schoenwald of 5270 Gulf Of Mexico Drive Unit 503 Longboat Key, FL 34228. He is Chairman of the Board of Directors of the Fund. The underwriting is on a "best efforts" basis only. Checks for the purchase of securities by the investors shall be made payable directly to the Fund. The role of the Underwriter is to organize, finance, manage, advertise, promote, provide clerical and administrative services, to act as investment manager and to develop and control relationships with broker/dealer when and if they arise.

Name and Principal                 Positions and Offices   Positions and Offices
Business Address                   with Underwriter        with Fund
------------------                 ----------------        ---------
Maurice L. Schoenwald              Secretary               Chairman
5270 Gulf of Mexico Drive
Unit 503
Longboat Key, FL 34228

David J. Schoenwald
150 Broadhollow Road Suite 306
Melville, NY 11747                 President               President

The Fund will pay the Underwriter as described in the Prospectus. As sales agreements are executed with other licensed and qualified broker/dealers, payments to them will be deducted from the payments due to Accrued Equities, Inc.

There are no fees, commissions earnings past or future not fully described in the Prospectus.

ITEM 28


                        LOCATION OF ACCOUNTS AND RECORDS

All books and records required will be in the care of David J. Schoenwald, President of the Fund, or Maurice Schoenwald, Secretary of the Fund at 150 Broadhollow Road, Suite 306 Melville, NY 11747, except those within possession of the Custodian and Transfer Agent described in the Prospectus.

Certain accounting records are maintained at the offices of PFPC, Inc.. Records concerning shareholders' accounts are maintained by the Fund's Transfer Agent, PFPC, Inc., 760 Moore

Road, King of Prussia, PA 19406. Records covering portfolio transactions are maintained by the Fund's Custodian, PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153, and by the Fund.

ITEM 29


                               MANAGEMENT SERVICES

There is no management service contract excepting those services described in the Prospectus and Statement of Additional Information.

ITEM 30


                                  UNDERTAKINGS

As reflected in the Prospectus, the Fund undertakes to provide each person to whom a prospectus is delivered with a copy of the Fund's latest annual report to shareholders, upon request and without charge.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in the Village of Melville, of the State of New York, on the 22nd day of April 2004.


                                         NEW ALTERNATIVES FUND, INC.

                                         BY: /S/
                                             David J. Schoenwald

Pursuant to the requirements of the Securities Act of 1933 and the Investment Act of 1940, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



     SIGNATURES                  TITLE                 DATE
     ----------                  -----                 ----

/S/                              President,            4/22/04      David J. Schoenwald
  ----------------------------   Director
  David J. Schoenwald

/S/                              Vice President,       4/22/04     Maurice L. Schoenwald
   ---------------------------   Director
   Maurice L. Schoenwald         (Chairman)

Pursuant to the requirements of the Securities Act of 1933 and the Investment Act of 1940, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURES                   TITLE                               DATE
         ----------                   -----                               ----


/S/                                   President and                      4/22/04
   ------------------------------     Director
David J. Schoenwald


/S/                                   Vice President, Secretary,         4/22/04
   -------------------------------    Treasurer and
Maurice L. Schoenwald                 Director


*/S/                                  Director                           4/22/04
    ------------------------------
John C. Breitenbach


*/S/                                  Director                           4/22/04
    ------------------------------
Sharon Reier


*/S/                                  Director                           4/22/04
    ------------------------------
Preston Pumphrey


*/S/                                  Director                           4/22/04
    ------------------------------
Murray D. Rosenblith


*/S/                                  Director                           4/22/04
    ------------------------------
Dorothy Wayner

* By Maurice L. Schoenwald as Attorney in Fact.